SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         OCTOBER 19, 2001
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                              CHINA BROADBAND CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

            0-28345                                   72-1381282
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   (Commission File Number)                  (IRS Employer Identification No.)

   1980, 440-2 AVE. SW, CALGARY, ALBERTA, CANADA                T2P 5E9
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  (Address of Principal Executive Offices)                     (Zip Code)

                                 (403) 234-8885
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or Former Address, if Changed Since Last Report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not Applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable

ITEM 5.  OTHER EVENTS.

On Form 8-K dated April 18, 2001, the Registrant reported that it was served by a Statement of Claim which had been filed on March 29, 2001, in the court of Queen's Bench of Alberta, Judicial District of Calgary (Action No. 0101-07232), naming China Broadband Corp. and Matthew Heysel as defendants. The defendants believed that the lawsuit was vexatious and without merit and they vigorously defended against it. The defendants sought to expedite the pre-trial proceedings in order to obtain an early trial date.

On October 19, 2001, after Examinations for Discovery of two corporate officers of the Registrant, but prior to Examinations for Discovery of the Plaintiffs' officers, the Plaintiffs filed a Discontinuance of Action with the Alberta court, which evidences the termination and cessation of the proceedings in the Action.

The defendants intend to submit a request to the court to order the Plaintiffs to pay costs in excess of expenses incurred by the defendants, for defending the lawsuit.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Not Applicable

ITEM 8.  CHANGE IN FISCAL YEAR.

Not Applicable

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHINA BROADBAND CORP.
                                    -----------------------------------
                                                      (Registrant)



Date      OCTOBER 24, 2001                     By:     /s/ THOMAS G. MILNE
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                                               Name:   Thomas G. Milne
                                               Title:  Chief Financial Officer,
                                                       Secretary and Director